                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 24, 2000


                          ACCREDITED HOME LENDERS, INC.
              ---------------------------------------------------------
               (Exact name of registrant as specified in its charter)


         California                   333-07219                33-0426859
----------------------------     -------------------   -------------------------
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation)                Number)               Identification No.)




      Attention: General Counsel
  15030 Avenue of Science, Suite 100
         San Diego, California                                     92128
--------------------------------------                      --------------------
   (Address of principal executive                               (Zip Code)
              offices)



Registrant's Telephone Number,
including area code:                                             (858) 676-2100
--------------------------------------------------------------------------------

                                  No Change
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------


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Item 5.  OTHER EVENTS

         INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The consolidated balance sheets of Financial Security Assurance Inc. and its subsidiaries as of December 31, 1998 and December 31, 1997, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. (which was filed with the Securities and Exchange Commission on August 5, 1999; Commission File Number 1-12644 and the unaudited consolidated financial statements of Financial Security Assurance Inc. and its subsidiaries as of September 30, 1999, and for the periods ended September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-07219) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         CONSENT

         In connection with the issuance of the Accredited Mortgage Loan Trust 2000-1, Asset-Backed Notes, Class A-1 and Class A-2 (the "Notes"), the registrant is filing herewith the consent of PricewaterhouseCoopers LLP to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:



         EXHIBIT NO.               DESCRIPTION

           23.1                    Consent of PricewaterhouseCoopers LLP

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                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ACCREDITED HOME LENDERS, INC.

                                              /s/  Ray W. McKewon
                                              ---------------------------------
                                               Name: Ray W. McKewon
                                               Title:   Executive Vice President



Dated:  February 24, 2000

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                              EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------


  23.1            Consent of PricewaterhouseCoopers LLP